UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York		10901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 6, 2017, Sterling Bancorp (the “Company”) and Astoria Financial Corporation (“Astoria”) entered into an agreement in principle to settle claims brought by plaintiffs in certain putative class actions captioned as follows: Jenkins v. Astoria Financial Corporation, et al (Case No. 1:17-cv-02608) brought in the United States District Court for the Eastern District of New York; Minzer v. Astoria Financial Corporation, et al (Case No. 2017-0284) brought in the Court of Chancery of the State of Delaware; MSS 1209 Trust v. Astoria Financial Corporation, et al (Index No. 602161/2017) brought in the Supreme Court of the State of New York in Nassau County; O’Connell v. Astoria Financial Corporation, et al (Index No. 603703/2017) brought in the Supreme Court of the State of New York in Nassau County; and Parshall v. Astoria Financial Corporation, et al (Case No. 2:17-cv-02165) brought in the United States District Court for the Eastern District of New York (collectively, the “Astoria Merger Class Actions”).

The Astoria Merger Class Actions relate to the Agreement and Plan of Merger, by and between Astoria and the Company, dated as of March 6, 2017 (the “Merger Agreement”). Under the agreement in principle, the Company and Astoria agreed to make certain additional information available to Astoria shareholders and Sterling shareholders. The additional information is contained in the first supplement (the “First Supplement”) to the joint proxy statement/prospectus of the Company and Astoria, dated April 28, 2017 (the “Joint Proxy Statement/Prospectus”) attached as Exhibit 99.1 to this Current Report on Form 8-K. The First Supplement should be read in conjunction with the Joint Proxy Statement/Prospectus and the documents incorporated by reference therein.

In addition, a separate putative class action captioned Garfield v. Sterling Bancorp, et al (Index No. 031888/2017), putatively brought on behalf of the Company’s shareholders, is currently pending before the Supreme Court of the State of New York in Rockland County (the “Garfield Class Action” and, with the Astoria Merger Class Actions, the “Merger Class Actions”). The Garfield Class Action also relates to the Merger Agreement. The Company and Astoria have agreed to make certain additional information available to Astoria shareholders and Sterling shareholders in contemplation of a potential settlement of the Garfield Class Action. The additional information is contained in the second supplement (the “Second Supplement”) to the Joint Proxy Statement/Prospectus attached as Exhibit 99.2 to this Current Report on Form 8-K. The Second Supplement should be read in conjunction with the Joint Proxy Statement/Prospectus and the documents incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished as part of this Report:

99.1	Supplement dated June 6, 2017 to the Joint Proxy Statement/Prospectus dated April 28, 2017.
99.2	Supplement dated June 6, 2017 to the Joint Proxy Statement/Prospectus dated April 28, 2017.

Important Additional Information

Investors and stockholders are urged to carefully review and consider each of Sterling’s and Astoria’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K,

their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Sterling with the SEC may be obtained free of charge at Sterling’s website at www.sterlingbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Sterling by requesting them in writing to Sterling Bancorp, 400 Rella Boulevard, Montebello, New York 10901, Attention: Investor Relations, or by telephone at (845) 369-8040.

The documents filed by Astoria with the SEC may be obtained free of charge at Astoria’s website at www.astoriabank.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Astoria by requesting them in writing to Astoria, c/o Astoria Bank, One Astoria Bank Plaza, Lake Success, New York 11042, Attention: Investor Relations, or by telephone at (516) 327-7877.

This communication is being made in respect of the Merger. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the Merger, Sterling has filed with the SEC and the SEC has declared effective, a registration statement on Form S-4 (File No. 333-217153) (the “Form S-4”) which includes the Joint Proxy Statement/Prospectus, and other documents regarding the Merger. Before making any voting or investment decision, investors and stockholders of Sterling and Astoria are urged to carefully read the entire Form S-4 and the Joint Proxy Statement/Prospectus, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they contain important information about the Merger, Sterling and Astoria. Investors and stockholders can obtain the Form S-4 and the Joint Proxy Statement/Prospectus free of charge from the SEC’s website or from Sterling or Astoria by writing to the addresses provided for each company set forth in the paragraphs above.

Sterling, Astoria, their directors, executive officers and certain other persons may be deemed participants in the solicitation of proxies from Astoria stockholders in connection with the proposed Merger. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock and the directors and executive officers of Astoria and their ownership of Astoria common stock is set forth in the Joint Proxy Statement/Prospectus. Free copies of the Joint Proxy Statement/Prospectus may be obtained as described in the paragraphs above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: June 7, 2017	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplement dated June 6, 2017 to the Joint Proxy Statement/Prospectus dated April 28, 2017
99.2	Supplement dated June 6, 2017 to the Joint Proxy Statement/Prospectus dated April 28, 2017